UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)
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Filed by a Party other than the Registrant ☐

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BRIGHAM EXPLORATION COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

BRIGHAM EXPLORATION COMPANY
6300 Bridge Point Parkway
Building Two, Suite 500
Austin, Texas 78730
SUPPLEMENT TO PROXY STATEMENT FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 28, 2009
     This proxy statement supplement dated May 18, 2009, supplements the proxy statement (which we refer to as the “Proxy Statement”) filed with the Securities and Exchange Commission on April 30, 2009 relating to the 2009 Annual Meeting of Stockholders of Brigham Exploration Company to be held on Thursday, May 28, 2009 at 9:00 a.m., local time, at our offices at 6300 Bridge Point Parkway, Building Two, Suite 500, Austin, Texas 78730. The purpose of this supplement is to correct errors in the Proxy Statement as described below. Other than as described herein, this supplement does not modify or update the Proxy Statement in any way.
Summary Compensation Table
     As a result of certain calculation errors, the amounts of Stock Awards and Option Awards for 2008 included in the Summary Compensation Table on page 22 of the Proxy Statement are incorrect for each of our named executive officers. As a result, the amount of Total Compensation included in the Summary Compensation Table is also incorrect for each of our named executive officers. The corrected Summary Compensation Table is below.
     The table below summarizes the total compensation paid to or earned by our named executive officers for the fiscal years ended December 31, 2008, 2007 and 2006.
Summary Compensation Table
For Fiscal Years Ending December 31, 2008, 2007 and 2006

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
& Principal Position	Year	($)	($)	($) (a)	($) (a)	($)	($) (b)	($) (c)	($)
Ben M. Brigham	2008	$405,132	$—	$68,905	$201,890	$—	$—	$9,328	$663,570
Chief Executive Officer,	2007	383,367	111,455	89,056	220,580	81,465	—	23,431	909,354
President and Chairman of the Board	2006	367,500	91,875	62,756	232,830	85,312	—	15,230	855,503

Eugene B. Shepherd, Jr.	2008	284,979	—	$68,905	$201,450	—	—	3,875	537,964
Executive Vice President	2007	268,449	78,659	89,056	264,140	57,045	—	19,375	776,724
and Chief Financial Officer	2006	251,260	101,820	62,756	325,740	37,689	—	11,402	790,667

David T. Brigham	2008	241,238	—	$68,905	$175,665	—	—	3,875	494,223
Executive Vice President — Land	2007	227,583	66,514	89,056	199,138	48,361	—	19,375	650,027

and Administration and Director	2006	214,383	87,053	62,756	223,230	32,157	—	11,402	630,981

Jeffery E. Larson	2008	225,794	—	$68,905	$180,205	—	—	6,319	481,223
Executive Vice President —	2007	211,655	75,931	89,056	203,678	44,977	—	19,375	644,672

Exploration	2006	200,974	71,449	62,756	227,770	30,146	—	11,402	604,497

A. Lance Langford	2008	232,655	—	$68,905	$180,205	—	—	5,793	487,558
Executive Vice President —	2007	218,087	60,331	89,056	203,678	46,343	—	19,579	637,074

Operations	2006	207,081	73,620	62,756	227,770	31,062	—	11,402	613,691

(a)	Stock and option award values represent the compensation cost of awards recognized for financial statement purposes for under Statement of Financial Accounting Standards No. 123 as revised (FAS 123R). Assumptions utilized to determine FAS 123R values can be found in Note 13 Stock Based Compensation included in our Notes to the Consolidated Financial Statements in our Form 10-K for the year ended December 31, 2008.

(b)	We do not maintain either a pension or a non-qualified deferred compensation plan.

(c)	All Other Compensation includes the 401(k) match outlined in above 401(k) Matching and Performance Contributions. Each of the Named Executive Officers’ All Other Compensation for 2008 includes $3,875 in 401(k) matching contributions, which is comprised of the base 25% contribution. All Other Compensation for 2008 also includes $2,072 of insurance premiums paid by us and di minimis perquisites of $3,381 for Ben M. Brigham, $1,918 for A. Lance Langford and $2,444 for Jeffery E. Larson. Each of the Named Executive Officers’ All Other Compensation for 2007 includes $19,375 in 401(k) matching and performance contributions, which is comprised of the base 25% contribution and the 100% performance match. All Other Compensation for 2007 also includes $2,549 of insurance premiums paid by us and di minimis perquisites of $1,507 for Ben M. Brigham and $204 for A. Lance Langford. All Other Compensation for 2006 includes $10,500 in 401(k) matching and performance contributions, which is comprised of the base 25% contribution and the 45% performance match. All Other Compensation for 2006 also includes di minimis perquisites of $4,370 for Ben M. Brigham and $902 for each of the other named executives.
     As a result of certain calculation errors, the amount of Grant Date Fair Market Value of Stock and Option Awards Value included in the Grants of Plan Based Awards Table on page 23 of the Proxy Statement is incorrect for each of our named executive officers. The corrected Grants of Plan Based Awards Table is below.
Grant of Plan Based Awards
     The table below summarizes all grants of plan base awards made during 2008.
2008 Grants of Plan Based Awards

								All Other	All Other
								Stock	Option			Grant Date
		Estimated Possible Payouts			Estimated Future Payouts			Awards:	Awards:			Fair Market
		Under Non-Equity Incentive Plan			Under Equity Incentive Plan			Number of	Number of	Exercise or		Value of
		Awards			Awards (a)			Shares of	Securities	Base Price	Closing	Stock and
		Thresh-			Thresh-			Stock or	Underlying	of Option	Price on	Option
		old	Target	Maximum	old	Target	Maximum	Units	Options	Awards	Grant Date	Awards
Name	Grant Date	($)	($) (a)	($)	(#)	(#)	(#)	(#)	(#)	($/SharI(b)	($/Share)	($)
Ben M. Brigham	1/1/2008							5,000			$7.52	$37,600
	10/10/2008								40,000	$5.08
	4/15/2009	$0	$0
Eugene B. Shepherd, Jr.	1/1/2008							5,000			7.52	$37,600
									40,000	5.08
	4/15/2009	0	0
David T. Brigham	1/1/2008							5,000			7.52	$37,600
									40,000	5.08
	4/15/2009	0	0
Jeffery E. Larson	1/1/2008							5,000			7.52	$37,600
									40,000	5.08
	4/15/2009	0	0
A. Lance Langford	1/1/2008							5,000			7.52	$37,600
									40,000	5.08
	4/15/2009	0	0

(a)	We do not maintain equity incentive plans based on incentive thresholds. See All Other Stock Awards for inclusion of restricted stock awards.

(b)	Option exercise price is equal to the mean between the high and low sales prices on the date of grant. If the market is closed on the grant date, the mean of the prior trading day high and low prices is used.

     As a result of certain calculation errors, the amount of Value Realized on Vesting included in the Options Exercised and Stock Vested Table on page 25 of the Proxy Statement is incorrect for each of our named executive officers. The corrected Options Exercised and Stock Vested Table is below.
Options Exercised and Stock Vested
     The number and value of options and stock acquired by our named executive officers in 2008 are set forth in the following table.
Options Exercised and Stock Vested

	Option Awards		Stock Awards
			Number of
	Number of Shares	Value Realized	Shares Acquired	Value Realized
	Acquired on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)
Ben M. Brigham	50,000	510,250	10,000	92,325
Eugene B. Shepherd, Jr.	—	—	10,000	92,325
David T. Brigham	10,000	121,500	10,000	92,325
Jeffery E. Larson	107,249	611,798	10,000	92,325
A. Lance Langford	10,000	109,457	10,000	92,325
     As a result of certain calculation errors, the Number of Securities Underlying Options Vesting Upon a Fundamental Change of Control and the Option Exercise Prices in the table on page 27 of the Proxy Statement are incorrect for each of our named executive officers. The corrected table is below.
     The following table summarizes the number and value of options for which vesting is accelerated upon a fundamental change. Value is calculated using the year-end market price of $3.20 per share less the exercise price times the number of options. Options that are out of the money are not included for valuation purposes.

	Number of Securities
	Underlying Options		Value of Options
	Vesting Upon		Realized Upon
	Fundamental	Option Exercise	Change of
	Change of Control	Price	Control
Name	(#)	($)	($)
Ben M. Brigham	18,000	$8.835	$—
	16,000	$12.310	$—
	36,000	$6.145	$—
	40,000	$5.080	$—

Total	111,000		$—

Eugene B. Shepherd, Jr.	16,000	$8.835	$—
	16,000	$12.310	$—
	42,000	$6.145	$—
	40,000	$5.080	$—

Total	114,000		$—

David T. Brigham	12,000	$8.835	$—
	18,000	$12.310	$—
	36,000	$6.145	$—
	40,000	$5.080	$—

Total	106,000		$—

	Number of Securities
	Underlying Options		Value of Options
	Vesting Upon		Realized Upon
	Fundamental	Option Exercise	Change of
	Change of Control	Price	Control
Name	(#)	($)	($)
Jeffery E. Larson	12,000	$8.835	$—
	20,000	$12.310	$—
	36,000	$6.145	$—
	40,000	$5.080	$—

Total	108,000		$—

A. Lance Langford	12,000	$8.835	$—
	20,000	$12.310	$—
	36,000	$6.145	$—
	40,000	$5.080	$—

Total	108,000		$—
     As a result of certain calculation errors, the amount of Stock Awards included in the Director Compensation Table on page 29 of the Proxy Statement is incorrect for each of our directors except Scott W. Tinker. As a result, the amount of Total Compensation included in the Director Compensation Table is also incorrect for each of our directors except Scott W. Tinker. The corrected Director Compensation Table is below.
Director Compensation
     The following table summarizes the annual compensation for our non-employee directors during 2008.
Director Compensation Table
For Fiscal Year-Ending December 31, 2008

					Change in Pension
	Fees				Value and Non-
	Earned or			Non-Equity	Qualified Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($) (a)	($)	($)	($)	($)
Harold D. Carter (b)	$43,600	$—	$43,400	$—	$—	$30,000	$117,000
Stephen C. Hurley	52,750	—	43,400	—	—		96,150
Stephen P. Reynolds	53,300	—	43,400	—	—		96,700
Hobart A. Smith	41,550	—	43,400	—	—		84,950
Scott W. Tinker	38,625	—	20,940	—	—		59,565

(a)	Option award value represents the compensation cost of awards recognized for financial statement purposes for 2008 under Statement of Financial Accounting Standards No. 123 as revised (FAS 123R). Assumptions utilized to determine FAS 123R values can be found in Note 13 Stock Based Compensation included in our Notes to the Consolidated Financial Statements in our Form 10-K for the year ended December 31, 2008. The grant date fair market value of these awards as calculated per FAS 123R was $17,600 per director. (b) For Harold D. Carter, All Other Compensation includes $30,000 in fees earned as a consultant to us on various aspects of our business and strategic issues.
     If you have already delivered your proxy prior to receiving this letter, you do not need to take any action unless you wish to revoke or change your vote on any of the proposals. You may revoke a proxy at any time prior to its exercise by voting at a later time by Internet or telephone; voting in person at the meeting; or delivering to our Corporate Secretary a proxy with a later date or a written revocation of your proxy.